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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 9, 2006


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                  Delaware                  000-21531            05-0376157
        (State or Other Jurisdiction       (Commission         (IRS Employer
             of Incorporation)            File Number)      Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(c) On October 9, 2006, United Natural Foods, Inc. (the "Company") announced the promotion of Mark E. Shamber to the position of Vice President, Chief Financial Officer and Treasurer from Vice President, Chief Accounting Officer and Corporate Controller. Mr. Shamber, age 37, had served as the Company's Acting Chief Financial Officer and Treasurer since January 2006.

      Mr. Shamber has served as Vice President of the Company since August 2005, as the Company's Chief Accounting Officer since January 2006 and as the Company's Corporate Controller since June 2003. From February 1995 until June 2003, prior to joining the Company, he worked for the international accounting firm of Ernst & Young LLP within the assurance and advisory business systems practice, serving in various positions of increasing responsibility up to and including senior manager. Prior to that, Mr. Shamber worked within the finance department at Reebok International Ltd. He is a member of the AICPA and MSCPA and holds a CPA license from the Commonwealth of Massachusetts. Mr. Shamber graduated from Bentley College in Waltham, Massachusetts with a BS in Accountancy.

      The Company presently does not intend to enter into a formal employment agreement with Mr. Shamber.

      A copy of the press release announcing Mr. Shamber's promotion and the promotion of Lisa N'Chonon to the position of Corporate Controller of the Company is filed as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.      Description
            -----------      -----------

                 99.1 Press Release, dated October 9, 2006: United Natural Foods, Inc. Appoints Mark E. Shamber as Chief Financial Officer.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED NATURAL FOODS, INC.


                                        By: /s/ Mark E. Shamber
                                            ------------------------------
                                            Mark E. Shamber
                                            Vice President and Chief Financial
                                            Officer

                                        Date: October 10, 2006